SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 29, 2011
Ford Credit Auto Lease Trust 2011-A
(Issuer of the notes)
Ford Credit Auto Lease Two LLC
(Depositor)
Ford Motor Credit Company LLC
(Exact name of Sponsor as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

333-173928-03	45-6324452

(Commission File Number)	(IRS Employer Identification No.)

c/o Ford Credit SPE Management Office
c/o Ford Motor Credit Company LLC
c/o Ford Motor Company
World Headquarters, Suite 800-B3
One American Road
Dearborn, Michigan	48126

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 313-594-3495
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-4.1
EX-4.2
EX-4.4
EX-10.2
EX-10.3
EX-10.5
EX-99.1
EX-99.4
EX-99.5

Item 1.01 Entry into a Material Definitive Agreement.
In connection with the issuance by Ford Credit Auto Lease Trust 2011-A (the “Trust”) of the asset backed securities (the “Notes”) described in the Prospectus Supplement, dated June 29, 2011, and the Prospectus, dated June 27, 2011, which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Auto Lease Two LLC, as registrant (the “Registrant”), the Registrant and/or the Trust have entered into the agreement(s) listed in Item 9.01(d) below. This Current Report on Form 8-K is being filed in connection with the execution of such agreement(s) to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated June 29, 2011, among the Registrant, Ford Motor Credit Company LLC and Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC.

Exhibit 4.1	Indenture, dated as of June 1, 2011, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, dated as of July 5, 2011, between the Registrant and U.S. Bank Trust National Association, as Owner Trustee.

Exhibit 4.4	Exchange Note Supplement among CAB East LLC, CAB West LLC, FCALM, LLC, U.S. Bank National Association, HTD Leasing LLC and Ford Motor Credit Company LLC.

Exhibit 10.2	First-Tier Sale Agreement, dated as of June 1, 2011, between Ford Motor Credit Company LLC and the Registrant.

Exhibit 10.3	Second-Tier Sale Agreement, dated as of June 1, 2011, between the Registrant and the Trust.

Exhibit 10.5	Supplement, dated as of June 1, 2011, to the Amended and Restated Servicing Agreement among Ford Motor Credit Company, CAB East Holdings, LLC, CAB West Holdings Corporation and FCALM Holdings and HTD Leasing LLC.

Exhibit 99.1	Administration Agreement, dated as of June 1, 2011, among the Trust,

Exhibit No.	Description

Ford Motor Credit Company, and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 99.4	Collateral Account Control Agreement, dated as of June 1, 2011, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 99.5	Titling Company Collateral Account Control Agreement, dated as of June 1, 2011, between CAB East LLC, CAB West LLC and FCALM, LLC and The Bank of New York Mellon, as Indenture Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD CREDIT AUTO LEASE TRUST 2011-A
By:	FORD MOTOR CREDIT COMPANY LLC, as Servicer
By:	/s/ Susan J. Thomas
Name:	Susan J. Thomas
Title:	Secretary

Dated: July 1, 2011

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated June 29, 2011, among the Registrant, Ford Motor Credit Company LLC and Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC.

Exhibit 4.1	Indenture, dated as of June 1, 2011, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, dated as of July 5, 2011, between the Registrant and U.S. Bank Trust National Association, as Owner Trustee.

Exhibit 4.4	Exchange Note Supplement among CAB East LLC, CAB West LLC, FCALM, LLC, U.S. Bank National Association, HTD Leasing LLC and Ford Motor Credit Company LLC.

Exhibit 10.2	First-Tier Sale Agreement, dated as of June 1, 2011, between Ford Motor Credit Company LLC and the Registrant.

Exhibit 10.3	Second-Tier Sale Agreement, dated as of June 1, 2011, between the Registrant and the Trust.

Exhibit 10.5	Supplement, dated as of June 1, 2011, to the Amended and Restated Servicing Agreement among Ford Motor Credit Company, CAB East Holdings, LLC, CAB West Holdings Corporation and FCALM Holdings and HTD Leasing LLC.

Exhibit 99.1	Administration Agreement, dated as of June 1, 2011, among the Trust, Ford Motor Credit Company, and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 99.4	Collateral Account Control Agreement, dated as of June 1, 2011, between the Trust and The Bank of New York Mellon, as Indenture Trustee.

Exhibit 99.5	Titling Company Collateral Account Control Agreement, dated as of June 1, 2011, between CAB East LLC, CAB West LLC and FCALM, LLC and The Bank of New York Mellon, as Indenture Trustee.

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